 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2020

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.

On March 17, 2020, MiMedx Group, Inc. (the “Company”) issued a press release announcing the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2018, which includes the Company’s audited financial statements for the years ended December 31, 2018 and 2017, which the Company had not previously filed, and for the year ended December 31, 2016, which the Company has restated. The press release also includes certain information regarding the Company’s results of operations for the fiscal year ended December 31, 2019.
As noted in the press release, the Company plans to announce the date of its 2019 annual meeting of shareholders after it files its annual report on Form 10-K for the fiscal year ended December 31, 2019. Under Securities and Exchange Commission rules, the Company cannot hold its 2019 annual meeting until audited financial statements for the fiscal year ended December 31, 2019 are available to shareholders.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K. All information in the press release speaks as of the date thereof, and the Company does not assume any obligation to update such information in the future, except as required by law.

Item 9.01    Exhibits

(d) Exhibits

99.1    Press release dated March 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: March 17, 2020.	By:	/s/ Timothy R. Wright
Chief Executive Officer